Exhibit 23.2


                          INDEPENDENT AUDITOR'S CONSENT



We consent to the incorporation by reference in this Registration Statement of First Midwest Financial, Inc. on Form S-8 of our report, dated October 24, 2002, appearing in the Annual Report on Form 10-K of First Midwest Financial, Inc. for the year ended September 30, 2002.

                                                  McGladrey and Pullen, LLP

                                              /s/ McGladrey and Pullen, LLP
                                              -----------------------------

Des Moines, Iowa
October 31, 2003